DEATH BENEFIT OPTION 1



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,791.96

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,838.83
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   33.12
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.69 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Minus Monthly Policy Issue Charge                                                   31.56

 (I)  Plus Investment Return ( 5.10%)(3) 53.00 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,811.46
      [ D - E - F - G - H + I ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Policy Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%

Calculations are consistent with the above calculation for other policy years, but the rates will vary.






Development of Surrender Value

------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,811.46

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,084.25
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)                            0.943

 (3)  Face Amount                                                                    250,000.00
                                                                               -----------------


 (4)  Surrender Charge                                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2 ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.



Development of Death Benefit

------------------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,811.46

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 28,441.44
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.





Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset         Monthly
               Prior Month         Premium       Premium          of Month        COI       Admin       Based    Policy Issue
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge          Charge
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,791.96      $ 3,250.00      $ 203.13       $ 12,838.83     $33.12      $10.00      $ 5.69         $ 31.56
    2            12,811.46               -             -         12,811.46      33.12       10.00        7.44           31.56
    3            12,782.21               -             -         12,782.21      33.12       10.00        7.43           31.56
    4            12,752.85               -             -         12,752.85      33.13       10.00        7.41           31.56
    5            12,723.38               -             -         12,723.38      33.13       10.00        7.39           31.56
    6            12,693.81               -             -         12,693.81      33.14       10.00        7.38           31.56
    7            12,664.12               -             -         12,664.12      33.14       10.00        7.36           31.56
    8            12,634.32               -             -         12,634.32      33.15       10.00        7.34           31.56
    9            12,604.41               -             -         12,604.41      33.15       10.00        7.32           31.56
   10            12,574.40               -             -         12,574.40      33.15       10.00        7.31           31.56
   11            12,544.27               -             -         12,544.27      33.16       10.00        7.29           31.56
   12            12,514.03               -             -         12,514.03      33.16       10.00        7.27           31.56



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------

                                             End of                        End of
                   End of                     Month                         Month
                    Month         Face        Death      Surrender      Surrender
  Month      Policy Value       Amount      Benefit         Charge          Value
----------------------------------------------------------------------------------
    1         $ 12,811.46     $250,000     $250,000      $3,727.21      $9,084.25
    2           12,782.21      250,000      250,000       3,727.21       9,055.00
    3           12,752.85      250,000      250,000       3,727.21       9,025.64
    4           12,723.38      250,000      250,000       3,727.21       8,996.17
    5           12,693.81      250,000      250,000       3,727.21       8,966.60
    6           12,664.12      250,000      250,000       3,727.21       8,936.91
    7           12,634.32      250,000      250,000       3,727.21       8,907.11
    8           12,604.41      250,000      250,000       3,727.21       8,877.20
    9           12,574.40      250,000      250,000       3,727.21       8,847.19
   10           12,544.27      250,000      250,000       3,727.21       8,817.06
   11           12,514.03      250,000      250,000       3,727.21       8,786.82
   12           12,483.68      250,000      250,000       3,727.21       8,756.47




Calculations are consistent with the above calculation for other policy years, but the rates will vary.






DEATH BENEFIT OPTION 2




Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,754.96

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,801.83
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   34.91
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.67 [ A * ((1+0.007)^(1/12)-1) ]

(H) Minus Monthly Policy Issue Charge 31.56

 (I)  Plus Investment Return ( 5.10%)(3) 52.83 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,772.52
      [ D - E - F - G - H + I ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Policy Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%

Calculations are consistent with the above calculation for other policy years, but the rates will vary.




Development of Surrender Value

------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,772.52

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,045.31
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)                            0.943

 (3)  Face Amount                                                                    250,000.00
                                                                               -----------------


 (4)  Surrender Charge                                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2 ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.




Development of Death Benefit

------------------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,772.52

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 28,354.99
      [ M * N ]

 (P)  Death Benefit 262,772.52 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 262,772.52
      [ Maximum of O and P ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset         Monthly
               Prior Month         Premium       Premium          of Month        COI       Admin       Based    Policy Issue
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge          Charge
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,754.96      $ 3,250.00      $ 203.13       $ 12,801.83     $34.91      $10.00      $ 5.67         $ 31.56
    2            12,772.52               -             -         12,772.52      34.91       10.00        7.42           31.56
    3            12,741.34               -             -         12,741.34      34.91       10.00        7.40           31.56
    4            12,710.05               -             -         12,710.05      34.91       10.00        7.38           31.56
    5            12,678.65               -             -         12,678.65      34.91       10.00        7.37           31.56
    6            12,647.13               -             -         12,647.13      34.91       10.00        7.35           31.56
    7            12,615.50               -             -         12,615.50      34.91       10.00        7.33           31.56
    8            12,583.75               -             -         12,583.75      34.91       10.00        7.31           31.56
    9            12,551.89               -             -         12,551.89      34.91       10.00        7.29           31.56
   10            12,519.92               -             -         12,519.92      34.91       10.00        7.27           31.56
   11            12,487.84               -             -         12,487.84      34.91       10.00        7.26           31.56
   12            12,455.63               -             -         12,455.63      34.91       10.00        7.24           31.56



Monthly Progression of Year 5 Values

------------------------------------------------------------------------------------

                                              End of                         End of
                    End of                     Month                          Month
                     Month         Face        Death       Surrender      Surrender
  Month       Policy Value       Amount      Benefit          Charge          Value
------------------------------------------------------------------------------------
    1          $ 12,772.52     $250,000     $262,773       $3,727.21      $9,045.31
    2            12,741.34      250,000      262,741        3,727.21       9,014.13
    3            12,710.05      250,000      262,710        3,727.21       8,982.84
    4            12,678.65      250,000      262,679        3,727.21       8,951.44
    5            12,647.13      250,000      262,647        3,727.21       8,919.92
    6            12,615.50      250,000      262,616        3,727.21       8,888.29
    7            12,583.75      250,000      262,584        3,727.21       8,856.54
    8            12,551.89      250,000      262,552        3,727.21       8,824.68
    9            12,519.92      250,000      262,520        3,727.21       8,792.71
   10            12,487.84      250,000      262,488        3,727.21       8,760.63
   11            12,455.63      250,000      262,456        3,727.21       8,728.42
   12            12,423.31      250,000      262,423        3,727.21       8,696.10




Calculations are consistent with the above calculation for other policy years, but the rates will vary.




DEATH BENEFIT OPTION 3



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,744.09

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250](1)
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,790.96
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   35.39
      (Net Amount of Risk(2) divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.66 [ A * ((1+0.007)^(1/12)-1) ]

(H) Minus Monthly Policy Issue Charge 31.56

 (I)  Plus Investment Return ( 5.10%)(3) 52.79 [ ( D - E - F - G - H ) *
      ((1+0.051)^(1/12)-1) ]
                                                                               -----------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,761.14
      [ D - E - F - G - H + I ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Policy Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.90% equals Net Investment Return of 5.10%




Development of Surrender Value

------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,761.14

 (K)  Less Surrender Charge 3,727.21 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 9,033.93
      [ J - K ]




Calculation of Surrender Charge

 (1)  Surrender Charge Rate (from Appendix A)                                           $ 15.81

 (2)  Surrender Charge Percentage for Year 5 (from Appendix B)                            0.943

 (3)  Face Amount                                                                    250,000.00
                                                                               -----------------


 (4)  Surrender Charge                                                               $ 3,727.21
      [ 1 * (3 / 1,000) * 2  ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.



Development of Death Benefit

------------------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,761.14

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 28,329.73
      [ M * N ]

 (P)  Death Benefit 266,250.00 [Face Amount + Accumulated Premiums]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]


Calculations are consistent with the above calculation for other policy years, but the rates will vary.




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset         Monthly
               Prior Month         Premium       Premium          of Month        COI       Admin       Based    Policy Issue
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge          Charge
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,744.09      $ 3,250.00      $ 203.13       $ 12,790.96     $35.39      $10.00      $ 5.66         $ 31.56
    2            12,761.14               -             -         12,761.14      35.40       10.00        7.41           31.56
    3            12,729.43               -             -         12,729.43      35.40       10.00        7.40           31.56
    4            12,697.59               -             -         12,697.59      35.41       10.00        7.38           31.56
    5            12,665.63               -             -         12,665.63      35.41       10.00        7.36           31.56
    6            12,633.56               -             -         12,633.56      35.41       10.00        7.34           31.56
    7            12,601.38               -             -         12,601.38      35.42       10.00        7.32           31.56
    8            12,569.07               -             -         12,569.07      35.42       10.00        7.30           31.56
    9            12,536.65               -             -         12,536.65      35.43       10.00        7.28           31.56
   10            12,504.10               -             -         12,504.10      35.43       10.00        7.26           31.56
   11            12,471.44               -             -         12,471.44      35.44       10.00        7.25           31.56
   12            12,438.64               -             -         12,438.64      35.44       10.00        7.23           31.56


Monthly Progression of Year 5 Values

------------------------------------------------------------------------------------

                                              End of                         End of
                    End of                     Month                          Month
                     Month         Face        Death       Surrender      Surrender
  Month       Policy Value       Amount      Benefit          Charge          Value
------------------------------------------------------------------------------------
    1          $ 12,761.14     $250,000     $266,250       $3,727.21      $9,033.93
    2            12,729.43      250,000      266,250        3,727.21       9,002.22
    3            12,697.59      250,000      266,250        3,727.21       8,970.38
    4            12,665.63      250,000      266,250        3,727.21       8,938.42
    5            12,633.56      250,000      266,250        3,727.21       8,906.35
    6            12,601.38      250,000      266,250        3,727.21       8,874.17
    7            12,569.07      250,000      266,250        3,727.21       8,841.86
    8            12,536.65      250,000      266,250        3,727.21       8,809.44
    9            12,504.10      250,000      266,250        3,727.21       8,776.89
   10            12,471.44      250,000      266,250        3,727.21       8,744.23
   11            12,438.64      250,000      266,250        3,727.21       8,711.43
   12            12,405.73      250,000      266,250        3,727.21       8,678.52



Calculations are consistent with the above calculation for other policy years, but the rates will vary.